UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) March 15, 2006

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

        Delaware                        0-16214                14-0462060
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(State or other jurisdiction          (Commission           (I.R.S. Employer
    of incorporation)                 File Number)         Identification No.)

         1373 Broadway, Albany, New York                          12204
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         (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))


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

Explanatory Notes:

In connection with the transactions described in Albany International Corp.'s (the "Company") Form 8-K dated March 15, 2006, namely, the issuance of $150 million aggregate principal amount of 2.25% Convertible Senior Notes due 2026, the convertible note hedge transactions, the warrant transactions and the registration rights agreement, the Company is hereby furnishing the exhibits listed below in Item 9.01(d).


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


Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits. The following exhibits are being furnished herewith:

4.1 Indenture, dated as of March 13, 2006, between the Company and JPMorgan Chase Bank, N.A.

4.2   Form of 2.25% convertible senior subordinated note due 2026

4.3 Registration Rights Agreement, dated as of March 13, 2006, between J.P. Morgan Securities Inc., Banc of America Securities LLC, other initial purchasers and the Company

10.1 Convertible note hedge transaction confirmations, dated as of March 7, 2006, by and between JPMorgan Chase Bank, N.A., Bank of America, N.A. and the Company

10.2 Warrant transaction confirmations, dated as of March 7, 2006, by and between JPMorgan Chase Bank, N.A., Bank of America, N.A. and the Company


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

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     ALBANY INTERNATIONAL CORP.
                     By: /s/ Michael C. Nahl
                     ----------------------------------------
                     Name: Michael C. Nahl
                     Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Date: March 15, 2006


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

                                Index to Exhibits

Exhibit Number     Description of Document
--------------     -----------------------

4.1 Indenture, dated as of March 13, 2006, between the Company and JPMorgan Chase Bank, N.A.

4.2                Form of 2.25% convertible senior subordinated note due 2026

4.3 Registration Rights Agreement, dated as of March 13, 2006, between J.P. Morgan Securities Inc., Banc of America Securities LLC, other initial purchasers and the Company

10.1 Convertible note hedge transaction confirmations, dated as of March 7, 2006, by and between JPMorgan Chase Bank, N.A., Bank of America, N.A. and the Company

10.2 Warrant transaction confirmations, dated as of March 7, 2006, by and between JPMorgan Chase Bank, N.A., Bank of America, N.A. and the Company


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